Exhibit 99.1

Eleets Transportation Company, Inc.
Truck Agent Business Unit
Jacksonville, Florida

INDEPENDENT AUDITORS’ REPORT,
FINANCIAL STATEMENTS, AND SUPPLEMENTARY
INFORMATION

YEARS ENDED DECEMBER 31, 2010 AND 2009

Eleets Transportation Company, Inc.
Truck Agent Business Unit
Years Ended December 31, 2010 and 2009
Table of Contents

Independent Auditors’ Report	1

Financial Statements
Balance Sheets	2
Statements of Income and Retained Earnings	3
Statements of Cash Flows	4
Notes to Financial Statements	5

Supplementary Information (Unaudited)
Schedule of Assets, Liabilities, and Equity	7
Schedule of Income and Retained Earnings	8

Mark R. Patrick, CPA	PATRICK & ROBINSON	Adam M. Robinson, CPA

In Historic St. Nicholas 4029 Atlantic Boulevard Jacksonville, Florida 32207 www.CPAsite.com		(904) 396-5400 after hours (904) 396-9510 fax (904) 396-9226 office@CPAsite.com
Certified Public Accountants

To the Stockholders of
Eleets Transportation Company, Inc.
Jacksonville, Florida

We have audited the accompanying balance sheets of Eleets Transportation Company, Inc.’s (the “Company”) Truck Agent Business Unit (the “Unit”), an S-Corporation, as of December 31, 2010 and 2009 and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Unit as of December 31, 2010 and 2009, and the changes in its retained earnings and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit as conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary schedule of assets, liabilities and equity as of June 30, 2011, and the years ended December 31, 2010 and 2009 and supplementary schedule of income and equity for the six months ended June 30, 2011 and the years ended December 31, 2010 and 2009 on pages 6 and 7 are presented for purposes of additional analysis and is not a required part of the financial statements. We have applied certain limited procedures, which consisted principally of inquiries of management regard the methods and presentation of the supplementary information. However, we did not audit the information and express no opinion on it.

Patrick & Robinson, LLC
August 24, 2011

Partners in Your Success

Member: AICPA • FICPA • Jacksonville Regional Chamber of Commerce • Small Business Resource Network
Patrick & Robinson, LLC

ELEETS TRANSPORTATION COMPANY, INC.
TRUCK AGENT BUSINESS UNIT
BALANCE SHEET
DECEMBER 31, 2010 AND 2009

	2010	2009

Assets	$0	$0

Liabilities and Unit’s equity
Current liabilities:
Accounts payable and accrued expenses	$26,490	$17,410
Total current liabilities	26,490	17,410

Total liabilities	26,490	17,410
Unit’s equity:
Retained deficit	(26,490)	(17,410)
Total Unit’s equity	(26,490)	(17,410)

Total liabilities and Unit’s equity	$0	$0

The accompanying notes are an integral part of this statement.

ELEETS TRANSPORTATION COMPANY, INC.
TRUCK AGENT BUSINESS UNIT
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

Commission revenue, net	$3,153,250	$1,497,034

Operating expenses
Salaries and wages	635,349	459,017
Employee benefits	68,609	48,514
Insurance	12,429	156,220
Office supplies and expense	57,754	31,586
Telephone	4,500	3,410
Advertising	2,961	0
Total operating expenses	781,602	698,747

Net income	2,371,648	798,287

Beginning retained earnings (deficit)	(17,410)	0

Transfer of funds to other Company Units	(2,380,728)	(815,697)

Ending retained deficit	$(26,490)	$(17,410)

The accompanying notes are an integral part of this statement.

ELEETS TRANSPORTATION COMPANY, INC.
TRUCK AGENT BUSINESS UNIT
STATEMENT OF CASH FLOWS
DECEMBER 31, 2010 AND 2009

	2010	2009

Cash Flows from Operating Activities
Net income	$2,371,648	$798,287
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilites:
Increase in accounts payable and accrued expenses	9,080	17,410
Net cash provided by operating activities	2,380,728	815,697

Cash Flows from Financing Activities
Transfer of funds to other Company Units	(2,380,728)	(815,697)
Net cash used in financing activities	(2,380,728)	(815,697)

Cash, Beginning of Year	0	0

Cash, End of Year	$0	$0

The accompanying notes are an integral part of this statement.

Eleets Transportation Company, Inc.
Truck Agent Business Unit
Jacksonville, Florida
Notes to Financial Statements
December 31, 2010 and 2009

1.	Summary of Significant Accounting Policies

Business Activity

Eleets Transportation Company, Inc. (the “Company”) provides a full network of supply-chain transportation solutions to industrial and commercial businesses through a variety of multimodal transportation options. The Company operates as an independent agent utilizing a multi-vertical approach which offers several different modes of transportation. The multiple platform verticals are: truck brokerage (general commodities); pre-print (newspaper inserts); less than truckload; intermodal door to door; expedited; intermodal drayage (Company stores and agents) and E-Truck Over-The-Road (OTR) - Asset Division to industrial and commercial businesses.

The Truck Agent Business Unit (the “Unit”) up to and prior to the date of sale operated a division of the Company. The Unit operates through approximately fifteen independent agents and approximately three hundred fifty independent owner/operators who provide transportation services primarily to the intermodal dray business.

Revenue and Cost Recognition

The Unit utilizes the accrual method of accounting. The net commission revenue recognized is the gross profit earned on the transactions generated less billing adjustments, accident and claims expense, agent commissions, insurance, office supplies and services, compliance expenses and other related expenses. The income earned is based on billings upon pickup of a load less settlement costs of that load to properly match the revenue and costs associated with each load.

Income Taxes

The Company has elected S corporation status, which allows the stockholders to report the net taxable income as pass-through income on their personal income tax returns. Therefore, no provision or liability for federal income taxes has been included in the financial statements of the Unit.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Eleets Transportation Company, lnc.
Truck Agent Business Unit
Jacksonville, Florida
Notes to Financial Statements
December 31, 2010 and 2009

2.	Concentrations of Credit Risk

The Unit is dependent primarily on Eleets Logistics, Inc. and the retail consumer industry. This industry has in the past and likely in the future will have weak economic cycles. Such downturns could have an adverse effect on the revenue for this Unit.

3.	Related Party Transactions

Substantially all of the Unit’s revenue is received from Eleets Logistics, Inc. A stockholder of the Company is a director of Eleets Logistics, Inc. Eleets Logistics, Inc. is a wholly-owned subsidiary of Autolnfo, Inc.

4.	Subsequent Event

The Company has evaluated subsequent events through August 24, 2011, the date which the financial statements were available to be issued.

On July 8, 2011, the Company sold substantially all the assets of the Unit to Autolnfo, Inc.

ELEETS TRANSPORTATION COMPANY, INC.
TRUCK AGENT BUSINESS UNIT
SUPPLEMENTARY SCHEDULE OF ASSETS, LIABILITIES, AND EQUITY
JUNE 30, 2011 AND DECEMBER 31, 2010 AND 2009
UNAUDITED

	2011	2010	2009

Assets	$0	$0	$0

Liabilities and Unit’s equity
Current liabilities:
Accounts payable and accrued expenses	$29,612	$26,490	$17,410
Total current liabilities	29,612	26,490	17,410

Total liabilities	29,612	26,490	17,410

Unit’s equity:
Retained deficit	(29,612)	(26,490)	(17,410)
Total Unit’s equity	(29,612)	(26,490)	(17,410)

Total liabilities and Unit’s equity	$0	$0	$0

See independent auditors’ report.

ELEETS TRANSPORTATION COMPANY, INC.
TRUCK AGENT BUSINESS UNIT
SUPPLEMENTARY SCHEDULE OF INCOME AND RETAINED EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
AND THE YEARS ENDED DECEMBER 31, 2010 AND 2009
UNAUDITED

	2011	2010	2009

Commission revenue, net	$1,544,987	$3,153,250	$1,497,034

Operating expenses
Salaries and wages	435,777	635,349	459,017
Employee benefits	53,002	68,609	48,514
Travel expense	12,728	0	0
Insurance	0	12,429	156,220
Office supplies and expense	22,549	57,754	31,586
Telephone	2,807	4,500	3,410
Miscellaneous	390	0	0
Advertising	0	2,961	0
Total operating expenses	527,253	781,602	698,747

Net income	$1,017,734	$2,371,648	$798,287

Beginning deficit	(26,490)	(17,410)	0

Transfer of funds to other Company Units	(1,020,856)	(2,380,728)	(815,697)

Ending retained deficit	$(29,612)	$(26,490)	$(17,410)

See independent auditors’ report.